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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported)         NOVEMBER 15, 1996
                                                   .............................

                         ROBERT HALF INTERNATIONAL INC.
 ...............................................................................

             (Exact name of registrant as specified in its charter)

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
         DELAWARE                  1-10427                  94-1648752
 ......................... .......................... ..........................

     (State or other
       jurisdiction              (Commission              (IRS Employer
    of incorporation)            File Number)          Identification No.)
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               2884 SAND HILL ROAD, MENLO PARK, CALIFORNIA 94025
 ...............................................................................

              (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code         (415) 234-6000
                                                     ...........................

 ...............................................................................

         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

    On May 11, 1995, the registrant instituted an open market purchase program for up to 2,000,000* shares of its common stock. The only activity under this program was the purchase of 27,200* shares on June 2, 1995. On November 15, 1996, the registrant's Executive Committee formally terminated the program.

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* Adjusted to reflect the two-for-one stock split effected in the form of a 100%
  stock dividend in June 1996.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                             Robert Half International Inc.
                                    ................................................

                                                      (Registrant)

   Date      November 26, 1996                    /s/ M. KEITH WADDELL
       ...........................  ................................................
                                                    M. Keith Waddell
                                               Senior Vice President and
                                                Chief Financial Officer
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